DERIVATIVE FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2021
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVE FINANCIAL INSTRUMENTS
NOTE 8 – DERIVATIVE FINANCIAL INSTRUMENTS
Interest Rate Swaps:
2degrees has entered into various interest rate swap agreements to fix its future interest payments under the New Zealand 2023 Senior Facilities Agreement and the New Zealand EIP receivables secured borrowing arrangement. Under these agreements, 2degrees principally receives a variable amount based on the BKBM and pays a fixed amount based on fixed rates ranging from
 0.385% to 3.450%. Settlement in cash occurs quarterly until termination and the variable interest rate is reset on the first day of each calendar quarter. These derivative instruments have not been designated for hedge accounting; thus changes in the fair value are recognized in earnings in the period incurred. The fair value of these contracts, included in Other non-current
liabilities, was $0.1 million and $3.8 million as of December 31, 2021 and December 31, 2020, respectively. As of December 31, 2021, the total notional amount of these agreements was $211.0 million NZD ($144.2 million based on the exchange rate as of December 31, 2021). The agreements have effective dates from June 30, 2018 through September 30, 2022 and termination dates from March 31, 2022 through March 31, 2025. During the year ended December 31, 2021, interest rate swap agreements with a total notional amount of $57.5 million NZD ($39.3 million based on the exchange rate as of December 31, 2021) matured.
Summarized financial information for all of the aforementioned derivative financial instruments is shown below:

	Years Ended December 31,
	2021	2020	2019
Non-cash gain (loss) from change in fair value recorded in Other, net	$4,762	$(2,531)	$(1,538)
Net cash settlement	$1,700	$1,582	$1,054
Under the terms of the interest rate swaps, we are exposed to credit risk in the event of non-performance
by the other parties; however, we do not anticipate the
non-performance
of any of our counterparties. For instruments in a liability position, we are also required to consider our own risk of non-performance;
the impact of such risk is not material. Further, our interest rate swaps do not contain credit rating triggers that could affect our liquidity.
Forward Exchange Contracts:
At December 31, 2021, 2degrees had short-term forward exchange contracts to sell an aggregate of $4.2 million NZD and buy an aggregate of $3.0 million USD to manage exposure to fluctuations in foreign currency exchange rates. During the year ended December 31, 2021, short-term forward exchange contracts to sell an aggregate of $22.1 million NZD and buy an aggregate of $15.3 million USD matured. These derivative instruments are not designated for hedge accounting, thus changes in the fair value are recognized in earnings in the period incurred. A foreign exchange gain or (loss) of $0.6 million, ($0.4) million and ($1.0) million was recognized in Other, net during the years ended December 31, 2021, 2020 and 2019, respectively. The estimated settlements under these forward exchange contracts were not material as of December 31, 2021 and 2020.